Fourth Quarter & Fiscal Year 2021 Financial Results January 25, 2022 Exhibit 99.2

Forward–Looking Statements 2 Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission (SEC) could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Furthermore, many of these risks and uncertainties are currently amplified by and may continue to be amplified by or may, in the future, be amplified by, the novel coronavirus (COVID-19) pandemic, and also by the effectiveness of varying governmental responses in ameliorating the impact of the pandemic on our customers and the economies where they operate. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, an increase in unemployment levels and slowdowns in economic growth, our ability to manage the impact of the COVID-19 pandemic on our markets and our customers, as well as the effectiveness of actions of federal, state and local governments and agencies (including the Board of Governors of the Federal Reserve System (FRB)) to mitigate its spread and economic impact, local, state and national economic and market conditions, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets, levels of and volatility in crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues related to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, pandemics or other health crises, acts of war or terrorism, and other risks described in our filings with the SEC. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Expense Management Financial Highlights Performance reflects continued balance sheet growth, strong credit quality and disciplined expense management Source: Company reports (1) For Non-GAAP measures, please refer to the Earnings Release dated January 25, 2022 and the Consolidated Financial Information, Note 10 – Non-GAAP Financial Measures 3 Loans Held for Investment (HFI) increased $72.9 million, or 0.7%, linked-quarter and $423.3 million, or 4.3%, year-over-year Deposits increased $164.3 million, or 1.1%, linked-quarter and $1.0 billion, or 7.4%, year-over-year Investment securities increased $128.9 million, or 3.7%, linked-quarter and $1.1 billion, or 41.6%, year-over-year Mortgage loan production totaled $590.7 million for the fourth quarter , down 16.7% linked-quarter; in 2021 mortgage loan production totaled $2.8 billion, down 6.1% year-over-year Earnings Drivers Net interest income (FTE) excluding interest and fees on PPP loans totaled $100.8 million in the fourth quarter, an increase of $1.2 million, or 1.2%, linked-quarter Noninterest income totaled $50.8 million , representing 34.1% of total revenue in the fourth quarter Insurance and Wealth Management businesses had record year with revenue up 7.4% and 11.3%, respectively Profitable Revenue Generation Adjusted noninterest expense(1) totaled $471.3 million in 2021, a 3.5 % year-over-year increase; in fourth quarter, adjusted noninterest expense totaled $118.2 million, up 1.3% linked-quarter Credit quality remained solid, nonperforming assets declined 10.1% from the prior year Recoveries exceeded charge-offs by $3.7 million in 2021 Provision for credit losses on loans HFI totaled a negative $4.5 million in fourth quarter and a negative $21.5 million in 2021 Credit Quality Maintained strong capital levels with CET1 ratio of 11.29% and total risk-based capital ratio of 13.55% Repurchased $27.1 million, or approximately 816 thousand shares of common stock in the fourth quarter; for the full year, Trustmark repurchased $61.8 million, or approximately 1.9 million shares of common stock Board of Directors declared quarterly cash dividend of $0.23 per share Capital Management

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Source: Company reports (1) Percentages may not sum to 100% due to rounding. Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $322 million with outstanding balances of $112 million – representing 1% of total LHFI – at December 31, 2021 At December 31, 2021, nonaccrual energy-related loans represented less than 1 basis point of both energy-related loans and outstanding LHFI Dollar Change: $22 $73 $159 $169 4

Real Estate Secured Loan Portfolio Detail 5 Source: Company reports (1) Multi-Family is included in Other Real Estate Secured Loans in Financials Focus on vertical construction with limited exposure to unimproved land and development Well-diversified product and geographical mix Balanced between non-owner and owner-occupied portfolios Virtually no REIT outstandings ($4.4 million)

Commercial Loan Portfolio Detail 6 Source: Company reports Portfolio includes commercial, financial intermediaries, agriculture production and non-profits Well-diversified portfolio with no single category exceeding 14% Small energy book and has never been an area of focused growth Virtually no regulatory defined higher risk commercial and industrial outstanding ($10.0 million)

COVID-19 Impacted Industries 7 At December 31, 2021

Allowance for Credit Losses Source: Company reports Does not include allowance for off balance sheet credit exposures Totals may not foot due to rounding 8 ($ in millions) Quantitative changes due to improvement of the macroeconomic forecast Qualitative changes including reduction of the impact of the COVID-19 pandemic reserve Net impact of all other changes including individually analyzed reserves, prepayment studies, loan growth, etc. ACL 09/30/21 ACL 12/30/21

Credit Risk Management Solid asset quality metrics Allowance for credit losses represented 0.97% of loans held for investment and 500.85% of nonaccrual loans, excluding individually evaluated loans Net charge-offs totaled $101 thousand in the fourth quarter; recoveries exceeded charge-offs by $3.7 million in 2021 Nonaccruals declined $3.5 million in the quarter and represented 0.60% of loans Nonperforming assets decreased $5.2 million, or 7.2%, linked-quarter and $7.5 million, or 10.1%, year-over-year to represent 0.64% of total loans and other real estate owned at December 31, 2021 Source: Company reports Note: Unless noted otherwise, credit metrics exclude PPP loans (1) Totals may not foot due to rounding (2) NPLs excludes individually evaluated loans 9

Attractive, Low-Cost Deposit Base Deposits totaled $15.1 billion at December 31, 2021, up $164.3 million, or 1.1%, linked-quarter, and up $1.0 billion, or 7.4%, year-over-year Cost of interest-bearing deposits in the fourth quarter totaled 0.13%, down 1 basis point from the prior quarter Source: Company reports (1) Numbers and/or percentages may not foot due to rounding. (2) Above does not include the daily sweep between low transaction interest checking to savings for regulatory purposes. 10 $14,668

Income Statement Highlights – Net Interest Income Net interest income (FTE) totaled $101.2 million, resulting in a net interest margin of 2.53% in the fourth quarter, down 4 basis points from the prior quarter The net interest margin, excluding PPP loans and Federal Reserve Bank balance, totaled 2.82% in the fourth quarter, an 8 basis point decrease from the prior quarter, significantly influenced by growth of the investment securities portfolio Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield includes LHFI & LHFS 11 Asset Rate/Volume Liability Rate/Volume # of Days in Quarter PPP Net Interest Margin

Earning Asset Composition & Interest Rate Sensitivity As of 12/31/21 12 Substantial NII asset sensitivity is driven by, Loan portfolio mix with 51% variable rate Securities portfolio duration of 3.9 years Cash & due balance of $2.3 billion Agency MBS is backed primarily by 15-year collateral Balance: $3.6B Yield: 1.23% Book Balance: $10.5B Yield2: 3.56% (1) Loans include LHFI & LHFS (2) Loan Yield includes LHFI & LHFS

Noninterest income totaled $50.8 million for the fourth quarter, a decrease of $3.4 million linked-quarter. For the year ended 2021, noninterest income totaled $221.9 million, a $52.7 million decrease year-over-year. The linked-quarter and year-over-year changes are principally attributable to lower mortgage banking revenue. Insurance revenue totaled $11.7 million in the fourth quarter, a slight decrease from the prior quarter. For 2021, insurance revenue totaled $48.5 million, an increase of $3.3 million, or 7.4%, from the previous year. In the fourth quarter, service charges on deposit accounts totaled $9.4 million and for the year ended 2021, totaled $33.2 million, reflecting both an increase of $455 thousand linked-quarter and $1.0 million year-over-year. Income Statement Highlights – Noninterest Income Source: Company reports (1) Totals may not foot due to rounding 13 (1)

Income Statement Highlights – Mortgage Banking Source: Company reports (1) Totals may not foot due to rounding (2) Production includes Loans Available for Sale (AFS) and Portfolio (3) Gain on Sale Margin excludes FAS 133 (Pipeline valuation adjustment) Mortgage banking revenue totaled $11.6 million in the fourth quarter and $63.8 million in 2021. Mortgage loan production in the fourth quarter totaled $590.7 million. For 2021, mortgage loan production totaled $2.8 billion, down 6.1% from the record level set in 2020. Retail production represented 79% of volume, or $468.6 million, in the fourth quarter. 14 Gain on sale margin (3) Purchase 58% 52% 71% 69% 71% Refinance 42% 48% 29% 31% 29% (1)

Adjusted Noninterest Expense (2) - totaled $118.2 million in the fourth quarter, up $1.6 million, or 1.3%, from the prior quarter. In 2021, adjusted noninterest expense totaled $471.3 million, a 3.5% increase from the prior year. Salaries and benefits totaled $68.3 million in the fourth quarter. Excluding $5.6 million in charges associated with the voluntary early retirement program in the prior quarter, salary and employee benefits expense declined $754 thousand, or 1.1%, from the third quarter Income Statement Highlights – Noninterest Expense Source: Company reports (1) Totals may not foot due to rounding (2) For Non-GAAP measures, please refer to the Earnings Release dated January 25, 2022 and the Consolidated Financial Information, Note 10 – Non-GAAP Financial Measures 15

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses Capital position remained strong with a CET1 ratio of 11.29% and a total risk-based capital ratio of 13.55% at December 31, 2021 Repurchased $27.1 million, or approximately 816 thousand shares of common stock in the fourth quarter. For the year ended 2021, Trustmark repurchased $61.8 million, or approximately 1.9 million of its common shares. As previously announced, Trustmark’s Board of Directors authorized a stock repurchase program effective January 1, 2022, under which $100 million of Trustmark’s outstanding shares may be acquired through December 31, 2022 Trustmark’s Board of Directors declared a quarterly cash dividend of $0.23 per share payable March 15, 2022, to shareholders of record on March 1, 2022 Source: Company reports (1) Trustmark has elected the five-year phase-in transition period related to adopting the CECL methodology for its regulatory capital. 16

Outlook Commentary(1) Source: Company reports (1) See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. 17

Trustmark Corporation Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions in 180 locations throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. 18 Who We Are Strategic Priorities to Enhance Shareholder Value Our Footprint